ACQUISITIONS	6 Months Ended
Jun. 30, 2016
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS

In May 2016, we acquired from Golar interests in Tundra Corp, the disponent owner and operator of the Golar Tundra. In January 2015, we acquired from Golar the equity interest in the subsidiaries which own and operate the Golar Eskimo.

Our board of directors (the “Board”) and the Conflicts Committee of the Board (the “Conflicts Committee”) approved the purchase price for each transaction. The Conflicts Committee retained a financial advisor to assist the evaluation of each transaction. The details of the transactions are as follows:

Golar Tundra

In February 2016, we entered into an agreement with Golar to acquire Tundra Corp for a purchase price of $330.0 million, less the assumed net lease obligations and net of working capital adjustments. We paid an initial $30.0 million deposit to Golar in February 2016. The Tundra Acquisition closed on May 23, 2016, at which time we paid the remaining net $77.2 million purchase consideration. Concurrent with the closing of the Tundra Acquisition, we entered into the Tundra Letter Agreement pursuant to which Golar will pay us a daily fee plus operating expenses, from the closing date until the date that operations commence under the vessel’s charter with WAGL. In return we agreed to pay to Golar any hire or other contract-related payments actually received with respect to the vessel. The Tundra Letter Agreement furthermore includes that in the event the Golar Tundra has not commenced service under the charter by May 23, 2017, we have the option to require Golar to repurchase the Tundra Corp at a price equal to the original purchase consideration. As a result of the Tundra Put Option, Golar continues to consolidate the Tundra Corp and the results of Tundra Corp are not reflected in our financial statements.

In November 2015, Tundra Corp sold the Golar Tundra to a subsidiary of CMBL (the “Tundra SPV”) for $254.6 million and subsequently leased back the vessel under a bareboat charter (the “Tundra Lease”). Upon the completion of the Tundra Acquisition, Golar’s prior guarantee of Tundra Corp’s obligations under the Tundra Lease terminated, and we became the primary obligor under the Tundra Lease. Thus, despite the fact that Tundra Corp is currently not consolidated into our financial results, we are liable for charter hire payments due under the Tundra Lease.

The Golar Tundra is subject to a time charter with WAGL, a joint venture of the Nigerian National Petroleum Corporation and Sahara Energy Resource Ltd. that is developing an LNG import project at the port of Tema on the coast of Ghana (the “Ghana LNG Project”). The Golar Tundra was expected to commence operations in order to serve the Ghana LNG Project in the second quarter of 2016. However, due to delays in the Ghana LNG project, WAGL has not been able to accept the Golar Tundra.

Pursuant to the Tundra Letter Agreement, Golar agreed to pay to us a daily fee plus operating expenses for the right to use the Golar Tundra from the date of the closing of the Tundra Acquisition until the date that the Golar Tundra commences operations under its charter with WAGL. The daily fee (excluding operating expenses) is intended to approximate the amount that Tundra Corp is required to pay to Tundra SPV under the Tundra Lease.

Golar Eskimo

On January 20, 2015, we acquired Golar’s 100% interest in the companies that own and operate the FSRU Golar Eskimo pursuant to a Purchase, Sale and Contribution Agreement that we entered into on December 22, 2014. The purchase consideration was $388.8 million less the assumed bank debt of $162.8 million. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their fair values at the date of acquisition.

______________________________________ (1) The purchase consideration comprised of the following:	Final
Golar Eskimo
(in thousands of $)	January 20, 2015
Purchase consideration (1)	226,010
Less: Fair value of net assets (liabilities) acquired:
Vessel and equipment	292,872
Intangible asset	95,520
Long-term debt	(162,830)
Cash	298
Others	150
Subtotal	226,010
Excess of the consideration transferred and fair value of net assets acquired	—
______________________________________
(1) The purchase consideration comprised of the following:

(in thousands of $)	Golar Eskimo
Loan from Golar	220,000
Cash consideration paid to Golar	7,170
Purchase price adjustments	(1,160)
Total	226,010

Revenue and profit contributions

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. Under the agreement with Golar, the Golar Eskimo contributed revenues of $12.4 million and $22.0 million and net income of $10.4 million and $18.6 million to the financial results for the period from April 1, 2015 to June 30, 2015 and January 20, 2015 to June 30, 2015.

The table below shows our summarized consolidated pro forma financial information for the three and six months ended June 30, 2015, giving effect to our acquisition of the Golar Eskimo as if it had taken place on January 1, 2015.

(in thousands of $, except per unit data)	Three months Ended June 30, 2015	Six Months Ended June 30, 2015
Revenues	105,715	206,447
Net income	43,602	78,225
Earnings per unit (basic and diluted):
Common unitholders	$0.61	$1.20